SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2008

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)
100 Brookwood Place, Birmingham, Alabama	35209
(Address of Principal Executive Office)	(Zip code)

Registrant’s telephone number, including area code: (205)  877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

On September 17, 2008 we issued a news release disclosing our holdings in five financial institutions (Lehman Brothers. Federal Home Loan Mortgage Corp., Federal National Mortgage Association, AIG and subsidiaries and Washington Mutual) that have been in the news recently. We also disclosed that we will post our entire portfolio holdings, as of June 30, 2008 and August 31, 2008, on our website, www.ProAssurance.com. We intend to provide this detailed portfolio information on our website on a quarterly basis going forward.

Item 9.01     Financial Statements and Exhibits.

99.1	News Release reporting financial holdings in Lehman Brothers. Federal Home Loan Mortgage Corp., Federal National Mortgage Association, AIG and subsidiaries and Washington Mutual.

The information we are furnishing under Items 7.01 and 9.01of this Report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) as amended, or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 17, 2008

PROASSURANCE CORPORATION

By: /s/ Frank B. O’Neil
Frank B. O’Neil
Senior Vice President

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